UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2023

Lumentum Holdings Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Ridder Park Drive, San Jose, California 95131
(Address of Principal Executive Offices including Zip code)

(408) 546-5483

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	LITE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

Pursuant to the terms of the Agreement and Plan of Merger, dated as of October 29, 2023 (the “Merger Agreement”), by and among Lumentum Holdings Inc. (“Lumentum”), Crius Merger Sub Inc., a BVI business company limited by shares incorporated under the laws of the British Virgin Islands with company number 2132602 and whose registered office is located at 171 Main Street, Road Town, Tortola, British Virgin Islands, VG1110 and a direct or indirect wholly owned subsidiary of Acquiror (“Merger Sub”), Cloud Light Optoelectronics Limited, a BVI business company limited by shares incorporated under the laws of the British Virgin Islands with company number 2037335 and its registered office at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands (“Cloud Light”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the agent for and on behalf of the Securityholders under the Agreement, on November 7, 2023 (the “Closing Date”), Lumentum completed its previously announced acquisition of Cloud Light through the merger of Merger Sub with and into Cloud Light (the “Merger”), with Cloud Light continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Lumentum (the time at which the Merger occurred, the “Effective Time”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, Lumentum completed its acquisition of Cloud Light through the consummation of the Merger. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, (A) each of Cloud Light’s outstanding shares were cancelled and converted into cash consideration in an amount determined in accordance with the formulas specified in the Merger Agreement (the “Per Share Consideration”), and (B) each of Cloud Light’s outstanding and vested options were cancelled and converted into cash consideration in an amount equal to the Per Share Consideration, less the exercise price of such unvested option. Additionally, in connection with the Merger, Lumentum will assume Cloud Light’s equity incentive plan and each of Cloud Light’s outstanding and unvested options, which will be converted or substituted into options to acquire Lumentum common stock having equivalent value, determined in accordance with the formulas specified in the Merger Agreement.

The foregoing description of the Merger and the Merger Agreement, and the other transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Lumentum with the Securities and Exchange Commission on October 30, 2023 and is incorporated herein by reference.

Item 8.01.	Other Events.

The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the Merger expired on November 2, 2023.

On the Closing Date, Lumentum issued a press release announcing the consummation of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the expected benefits of the proposed transaction, (ii) expectations and beliefs with respect to customers. the market that combined company will serve and its market position, products and technologies of the combined company and future operations, (iii) expectations regarding the industry in which Lumentum operates and trends in such industry and related technologies, and (iv) the expected impact of the acquisition on Lumentum’s business and financial results. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include risks that the acquisition disrupts current plans and operations; the risk of litigation and/or regulatory actions related to the acquisition; changing supply and demand conditions in the industry; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the Securities and Exchange Commission, including Lumentum’s Annual Report on Form 10-K for the fiscal year ended July 1, 2023 as well as other filings made Lumentum with the SEC from time to time and available at www.sec.gov. These forward-looking statements are based on Lumentum’s current expectations, beliefs, estimates and projections and certain assumptions made by Lumentum, all of which are subject to change.

Lumentum undertakes no obligation to update the information contained in this communication or any other forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	Description

2.1(1)(2)	Agreement and Plan of Merger, dated as of October 29, 2023.

99.1	Press Release of Lumentum Holdings Inc., dated November 7, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)

Previously filed as Exhibit 2.1 to Lumentum’s Periodic Report on Form 8-K (File No. 001-36861), filed with the Securities and Exchange Commission on October 30, 2023, and incorporated herein by reference.

(2)	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. Lumentum agrees to furnish supplemental copies of any omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

Date: November 7, 2023	By:	/s/ Judy Hamel
Judy Hamel
Sr. Vice President, General Counsel and Secretary